Exhibit 32.1

HEALTHGATE DATA CORP.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of HealthGate Data Corp. (the "Company") on Form 10-K for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William S. Reece, Chairman of the Board of Directors and Chief Executive Officer of the Company, certify, pursuant to U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of December 31, 2004 (the last date of the period covered by the Report).

/s/ WILLIAM S. REECE

William S. Reece
Chairman of the Board and
Chief Executive Officer
March 17, 2005